Exhibit 24.1

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of The Coca-Cola Company (the "Company"), do hereby appoint GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2013, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2014.

/s/ MUHTAR KENT_________________
MUHTAR KENT
Chairman of the Board of Directors,
Chief Executive Officer, President and
a Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, HERBERT A. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2013, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2014.

/s/ HERBERT A. ALLEN________________                                    HERBERT A. ALLEN
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, RONALD W. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2013, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2014.

/s/ RONALD W. ALLEN___________________                                    RONALD W. ALLEN
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, ANA BOTÍN, a Director of The
Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2013, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2014.

/s/ ANA BOTÍN______________________                                    ANA BOTÍN
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, HOWARD G. BUFFETT, a Director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2013, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2014.

/s/ HOWARD G. BUFFETT_____________
HOWARD G. BUFFETT
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, RICHARD M. DALEY, a Director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2013, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2014.

/s/ RICHARD M. DALEY__________________
RICHARD M. DALEY
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, BARRY DILLER, a Director of The
Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2013, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2014.

/s/ BARRY DILLER___________________
BARRY DILLER
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, HELENE D. GAYLE, a Director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2013, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2014.

/s/ HELENE D. GAYLE________________
HELENE D. GAYLE
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, EVAN G. GREENBERG, a Director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2013, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2014.

/s/ EVAN G. GREENBERG____________
EVAN G. GREENBERG
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, ALEXIS M. HERMAN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2013, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2014.

/s/ ALEXIS M. HERMAN_____________
ALEXIS M. HERMAN
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, ROBERT A. KOTICK, a Director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2013, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2014.

/s/ ROBERT A. KOTICK__________________
ROBERT A. KOTICK
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, MARIA ELENA LAGOMASINO, a Director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2013, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2014.

/s/ MARIA ELENA LAGOMASINO_________
MARIA ELENA LAGOMASINO
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, DONALD F. MCHENRY, a Director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2013, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2014.

/s/ DONALD F. MCHENRY_______________
DONALD F. MCHENRY
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, SAM NUNN, a Director of The
Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2013, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2014.

/s/ SAM NUNN________________________
SAM NUNN
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, JAMES D. ROBINSON III, a Director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2013, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2014.

/s/ JAMES D. ROBINSON III______________
JAMES D. ROBINSON III
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, PETER V. UEBERROTH, a Director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2013, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2014.

/s/ PETER V. UEBERROTH____________
PETER V. UEBERROTH
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, JACOB WALLENBERG, a Director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2013, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2014.

/s/ JACOB WALLENBERG_______________
JACOB WALLENBERG
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2013, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of February, 2014.

/s/ GARY P. FAYARD__________________
GARY P. FAYARD
Executive Vice President and
Chief Financial Officer
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, KATHY N. WALLER, Vice President, Finance and Controller of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2013, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of February, 2014.

/s/ KATHY N. WALLER____________________
KATHY N. WALLER
Vice President, Finance and
Controller
The Coca-Cola Company